Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Registrant Name	Vimicro International CORP
Entity Central Index Key	0001341088
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	139,953,296
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$ 49,227	$ 69,491
Short-term time deposits		12,380
Restricted cash	3,520	4,958
Marketable equity securities		1,436
Accounts and notes receivable, net of provision for doubtful accounts of $418 and $1,822 as of December 31, 2010 and 2011, respectively	17,895	18,647
Amounts due from related party	4,831	10,465
Inventories, net	18,734	13,751
Prepayments and other current assets, net of provision for doubtful accounts of $18 and $162 as of December 31, 2010 and 2011, respectively	4,057	4,191
Deferred tax assets	356	2
Total current assets	98,620	135,321
Investment in an unconsolidated affiliates, at cost	1,520	87
Property, equipment and software, net	14,266	9,600
Land use rights	21,488	20,703
Intangible assets, net		2,929
Goodwill		2,082
Deferred tax assets-noncurrent	112
Other assets	1,291	1,203
Total assets	137,297	171,925
Liabilities and Shareholders' Equity
Accounts payable	9,280	7,378
Notes payable	1,013	30
Amounts due to related party	963	4,848
Taxes payable	1,209	1,001
Advances from customers	1,916	291
Accrued expenses and other current liabilities	8,333	7,613
Deferred government grant	5,910	4,550
Total current liabilities	28,624	25,711
Deferred tax liabilities	33	40
Product warranty	300	142
Total liabilities	28,957	25,893
Commitments and contingencies
Shareholders' equity:
Ordinary shares, $0.0001 par value, 500,000,000 shares authorized, 147,135,996 and 139,953,296 shares issued and outstanding as of December 31, 2010 and 2011, respectively	15	15
Additional paid-in capital	158,879	156,415
Treasury stock	(6,490)	(3,836)
Accumulated other comprehensive income	12,850	12,383
Accumulated deficit	(82,630)	(54,430)
Statutory reserve	2,782	2,782
Total shareholders' equity attributable to Vimicro International Corporation	85,406	113,329
Non-controlling interest	22,934	32,703
Total shareholders' equity	108,340	146,032
Total liabilities and shareholders' equity	$ 137,297	$ 171,925

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Provision for doubtful accounts, accounts and notes receivable	$ 1,822	$ 418
Provision for doubtful accounts, prepayments and other current assets	$ 162	$ 18
Common stock, par value	$ 0.0001	$ 0.0001
Common stock, shares authorized	500,000,000	500,000,000
Common stock, shares issued	139,953,296	147,135,996
Common stock, shares outstanding	139,953,296	147,135,996

Consolidated Statements Of Operations And Comprehensive Loss (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net revenue	$ 63,656	$ 76,459	$ 52,114
Cost of revenue	(42,932)	(51,117)	(35,183)
Gross profit	20,724	25,342	16,931
Operating expenses:
Research and development, net	(21,326)	(19,641)	(16,920)
Selling and marketing	(12,836)	(6,221)	(3,867)
General and administrative	(12,735)	(9,491)	(10,798)
Assets impairment	(6,599)
Total operating expenses	(53,496)	(35,353)	(31,585)
Loss from operations	(32,772)	(10,011)	(14,654)
Other income/(expense):
Interest income	673	1,071	1,422
Foreign exchange gain/(loss), net	1,678	634	(7)
Gain on disposal of marketable equity securities	1,517	367	2,461
Others, net	501	466	408
Loss before income taxes and share of profit of an unconsolidated affiliate subject to equity accounting	(28,403)	(7,473)	(10,370)
Income tax (expense)/benefit	861	(750)	(532)
Net loss before share of profit of an unconsolidated affiliate subject to equity accounting	(27,542)	(8,223)	(10,902)
Equity in profit of an unconsolidated affiliate subject to equity accounting, net of tax			3
Net loss from continuing operations	(27,542)	(8,223)	(10,899)
Loss from discontinued operations, net of tax	(12,576)	(16,884)	(9,782)
Net loss	(40,118)	(25,107)	(20,681)
Loss attributable to non-controlling interest	(11,918)	(6,463)	(1,914)
Loss attributed to Vimicro International Corporation	(28,200)	(18,644)	(18,767)
Other comprehensive income
Foreign currency translation adjustment	3,309	2,535	93
Unrealized gain/(loss) on marketable equity securities	(1,368)	913	484
Comprehensive loss	(38,177)	(21,659)	(20,104)
Comprehensive loss attributable to non-controlling interest	(10,444)	(5,431)	(1,869)
Comprehensive loss attributable to Vimicro International Corporation	(27,733)	(16,228)	(18,235)
Loss per share - basic and diluted
continuing operations	$ (0.1)	$ (0.02)	$ (0.06)
discontinued operations	$ (0.09)	$ (0.11)	$ (0.07)
Total loss per share - basic and diluted	$ (0.19)	$ (0.13)	$ (0.13)
Weighted-average number of ordinary shares outstanding
Basic and diluted	145,123,889	147,815,985	143,182,200
Components of share-based compensation expenses are included in the following expense captions:
Share-based compensation expense	(2,421)	(4,063)	(8,955)
Research And Development, Net [Member]
Components of share-based compensation expenses are included in the following expense captions:
Share-based compensation expense	(782)	(1,918)	(3,119)
Selling And Marketing [Member]
Components of share-based compensation expenses are included in the following expense captions:
Share-based compensation expense	(80)	(190)	(261)
General and Administrative [Member]
Components of share-based compensation expenses are included in the following expense captions:
Share-based compensation expense	$ (1,559)	$ (1,955)	$ (5,575)

Consolidated Statements Of Shareholders' Equity (USD $) In Thousands, except Share data	Visiondigi [Member] Non-Controlling Interest [Member]	Visiondigi [Member]	Common Shares [Member]	Additional Paid- In Capital [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive Income [Member]	Accumulated Deficit [Member]	Statutory Reserve [Member]	Non-Controlling Interest [Member]	Total
Balance at Dec. 31, 2008			$ 14	$ 142,681	$ (1,650)	$ 9,435	$ (17,019)	$ 2,782	$ 36,579	$ 172,822
Balance, shares at Dec. 31, 2008			137,778,145
Exercise of share options/vested restricted shares (note 14)				36						36
Exercise of share options/vested restricted shares (note 14), shares			1,141,619
Issuance of common shares			1							1
Issuance of common shares, shares			9,867,404
Share repurchase					(1,014)					(1,014)
Share repurchase, shares			(1,144,000)
Share-based compensation expenses - non-employees				39						39
Share-based compensation expenses - employees (note 2)				8,916						8,916
Net loss							(18,767)		(1,914)	(20,681)
Foreign currency translation adjustment						48			45	93
Unrealized gain on marketable equity security						2,945				2,945
Reclassification of unrealized gain on marketable equity security upon disposal						(2,461)				(2,461)
Purchase of equity interest in Visiondigi	1,128	1,128
Balance at Dec. 31, 2009			15	151,672	(2,664)	9,967	(35,786)	2,782	35,838	161,824
Balance, shares at Dec. 31, 2009			147,643,168
Exercise of share options/vested restricted shares (note 14)				78						78
Exercise of share options/vested restricted shares (note 14), shares			781,628
Share repurchase					(1,172)					(1,172)
Share repurchase, shares			(1,288,800)
Share-based compensation expenses - non-employees				19						19
Share-based compensation expenses - employees (note 2)				4,044						4,044
Net loss							(18,644)		(6,463)	(25,107)
Foreign currency translation adjustment						1,503			1,032	2,535
Unrealized gain on marketable equity security						1,280				1,280
Reclassification of unrealized gain on marketable equity security upon disposal						(367)				(367)
Capital contribution from non-controlling shareholder				602					2,296	2,898
Balance at Dec. 31, 2010			15	156,415	(3,836)	12,383	(54,430)	2,782	32,703	146,032
Balance, shares at Dec. 31, 2010			147,135,996
Exercise of share options/vested restricted shares (note 14), shares			116,500
Issuance of common shares, shares			4,000
Share repurchase					(2,654)					(2,654)
Share repurchase, shares			(7,303,200)
Share-based compensation expenses - non-employees				4						4
Share-based compensation expenses - employees (note 2)				2,417						2,417
Net loss							(28,200)		(11,918)	(40,118)
Foreign currency translation adjustment						1,835			1,474	3,309
Unrealized gain on marketable equity security						149				149
Reclassification of unrealized gain on marketable equity security upon disposal						(1,517)				(1,517)
Capital contribution from non-controlling shareholder				43					675	718
Balance at Dec. 31, 2011			$ 15	$ 158,879	$ (6,490)	$ 12,850	$ (82,630)	$ 2,782	$ 22,934	$ 108,340
Balance, shares at Dec. 31, 2011			139,953,296

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net loss	$ (40,118)	$ (25,107)	$ (20,681)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	4,490	3,689	3,559
Provision for doubtful accounts	1,566	436
Inventory provision	(1,264)
Amortization	655	1,244	557
Deferred income tax benefits	(473)	(155)	(42)
Share-based compensation expense	2,421	4,063	8,955
Loss/(gain) from disposal of property and equipment	(11)	838	14
Assets impairment	6,599
Gain on sale of marketable equity securities	(1,517)	(367)	(2,461)
Equity in profit of an unconsolidated affiliate, net of tax			(3)
Loss from discontinued operations	205	6,481
Loss attributable to non-controlling interest	(11,918)	(6,463)	(1,914)
Changes in assets and liabilities:
Restricted cash	1,438		(132)
Accounts and notes receivable	(656)	(9,603)	(2,335)
Amount due from related party	621	(10,465)
Inventories	(3,789)	(4,947)	5,763
Prepayments and other current assets	(10)	(64)	(1,750)
Other assets		(230)	(62)
Accounts payable	1,903	2,420	(3,113)
Amount due to related party	(3,886)	4,848
Notes payable	983	30
Taxes payable	208	122	120
Advances from customers	1,625	(358)	593
Accrued expenses and other current liabilities	720	1,713	1,361
Product warranty	158	117	25
Deferred government grants	1,360	706	3,844
Net cash used in operating activities	(26,772)	(31,052)	(5,788)
Cash flows from investing activities:
Short-term time deposits placed with financial institutions			(43,913)
Maturity of short-term time deposits	12,380	31,555	14,892
Purchase of marketable equity securities			(627)
Change in restricted cash		(4,826)	73,157
Proceeds from disposal of marketable equity securities	1,585	387	3,759
Purchase of property, equipment and software	(11,685)	(5,524)	(2,697)
Cash payment for business acquisition			(8,198)
Land use rights payments		(9,423)	(3,584)
Investments in unconsolidated affiliates	(1,422)	(87)
Proceeds from disposal of property and equipment	24		1
Proceeds from disposal of assets in discontinued operations	4,426
Proceeds from sale of equity interest in discontinued operation	1,734
Proceeds from disposal of an unconsolidated affiliate			171
Net cash provided by investing activities	7,042	12,082	32,961
Cash flows from financing activities:
Repurchase of shares	(2,654)	(1,172)	(1,014)
Proceeds from exercise of share options		78	36
Capital contributions from non-controlling interests	718	2,898	29
Net cash (used in)/provided by financing activities	(1,936)	1,804	(949)
Effect of exchange rate changes on cash and cash equivalents	1,402	2,147	71
Net increase/(decrease) in cash and cash equivalents	(20,264)	(15,019)	26,295
Cash and cash equivalents at beginning of year	69,491	84,510	58,215
Cash and cash equivalents at end of year	49,227	69,491	84,510
Supplemental disclosure of cash flow information:
Payable for purchase of property and equipment	805
Software acquired in exchange for equity interests in subsidiary			$ 1,098

Organization And Principal Activities	12 Months Ended
Dec. 31, 2011
Organization And Principal Activities [Abstract]
Organization And Principal Activities
1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Vimicro International Corporation (the "Company") was incorporated under the laws of the Cayman Islands on February 24, 2004 as an exempted company with limited liability. It holds 100% of the equity interest of Vimicro Corporation ("Vimicro China") which was established on October 14, 1999 in the People's Republic of China (the "PRC") as a limited liability company with an approved operating period through May 2034. The Company also holds 100% of the equity interest of Vimicro Technology Corporation ("Vimicro Shenzhen") and Vimicro High-Tech Corporation ("Vimicro Shanghai"). Vimicro Shenzhen was incorporated in Shenzhen, PRC in November 2006 to facilitate domestic sales and perform research and development with an approved operating period of twenty years. Vimicro Shanghai was established in Shanghai, PRC in September 2007 with an approved operating period of thirty years.

Vimicro China has three directly wholly owned subsidiaries, Viewtel Corporation ("Viewtel"), Vimicro Electronics International Limited ("Vimicro Hong Kong"), Vimicro Electronic Technology Corporation ("Vimicro Beijing"), two majority owned consolidated subsidiaries, Visiondigi Technology Corporation ("Visiondigi"), Vimicro Electronics Corporation ("Vimicro Tianjin") and a variable interest entity ("VIE") of Vimicro Sky-Vision Technology Corporation ("Vimicro Sky-Vision").

Viewtel was incorporated in California, United States of America in June 1999 to perform in-house research and development. Vimicro Hong Kong was established in Hong Kong in May 2002 to facilitate international sales. Vimicro Beijing was incorporated in Beijing, PRC in April 2007, with a subsidiary of Jiangsu Vimicro Electronics Limited ("Vimicro Jiangsu") established in Nanjing, PRC in December 2007.

On July 27, 2009, Vimicro China formed Visiondigi in Shanghai with three individuals. Vimicro China and the three individuals ("Individual shareholders of Visiondigi") contributed cash and intangible assets for 61.5% and 38.5% equity interest in Visiondigi, respectively. Visiondigi specializes in network video surveillance products and solutions. In January 2010, Ningbo Sunny Opotech Corporation Limited ("Ningbo Sunny") invested RMB 20 million ($2.9 million) in Visiondigi. Vimicro China increased its shareholding for a consideration of RMB 9.85 million ($1.4 million). In April 2011, as per the previous agreement between shareholders, the shareholding percentage of the individual Shareholders of Visiondigi as a group was reduced by 7%, which was proportionately transferred 7% equity interests to Vimicro China and Ningbo Sunny according to their cash amounts invested in March 2010. Concurrently, Vimicro China, Ningbo Sunny and the individual shareholders of Visiondigi increased their cash contribution with a total amount of RMB10 million ($1.5 million) in proportion to each shareholding percentage, of which Vimicro China contributed RMB5.3 million ($0.8 million). As a result, Vimicro China, Ningbo Sunny and the three individuals as a group held 53.26%, 30.85% and 15.89% of the equity interests in Visiondigi, as of December 31, 2011, respectively.

On December 29, 2008, Vimicro China formed Vimicro Tianjin with the State-owned Asset Management Corporation of Tianjin Economic-Technological Development Area ("Tianjin SAMC"), and Beijing Zhongxing Tianshi Investment Center, or Vimicro Management Foundation ("VMF") which is a venture capital fund managed by certain members of the Company's management. Vimicro China and Tianjin SAMC each contributed capital of RMB250 million (equivalent to $36.6 million) in cash to Vimicro Tianjin as initial registered capital and each holds approximately 49.99% ownership interest in Vimicro Tianjin. VMF holds a nominal ownership interest. Pursuant to the related agreements, Vimicro China obtained the voting rights and economic interests associated with VMF's current share ownership in Vimicro Tianjin, which provides Vimicro China control over Vimicro Tianjin. Accordingly, the Company consolidated Vimicro Tianjin. Vimicro Tianjin focuses on the design, manufacture and sale of digital video surveillance products.

Pursuant to the agreement among Vimicro Tianjin's shareholders, VMF has the option to purchase all of Tianjin SAMC's ownership interest in Vimicro Tianjin for RMB250 million plus bank rate interest. The option can be exercised at any time after one year of the establishment of Vimicro Tianjin. The Board of Directors of the Company approved this agreement on June 30, 2009.

The Board of Directors also approved the agreement between Vimicro China and VMF on June 30, 2009, pursuant to which Vimicro China has an exclusive right to acquire the beneficial ownership up to the 250,000,000 shares held by VMF for the same consideration paid by VMF. If Vimicro China acquires the beneficial ownership, Vimicro China shall be entitled to the voting rights and the economic interests of the shares with VMF continuing to hold the title of these shares. Vimicro China through the beneficiary ownership, receives all of economic benefits from the option. Should Vimicro China exercise the beneficiary ownership right, it has been agreed that 15% of Vimicro Tianjin's ownership interest will be reserved for an equity award scheme whereby the Company may make grants of equity awards at its discretion.

On September 16, 2009, Vimicro Tianjin acquired the video surveillance system ("ViSS") business from Alcatel-Lucent Shanghai Bell Co., Ltd. ("ASB"). The ViSS provides a leading security and surveillance solution over telecommunication networks.

PRC laws and regulations prohibit or restrict foreign ownership of value-added telecommunications services. To comply with these foreign ownership restrictions, the Company operates its value-added telecommunications services in the PRC through its VIE, the PRC legal entity that was established by the CEO and President of the Company or individuals authorized by the Company. The paid-in capital of the VIE was funded by the Company through a loan extended to the authorized individuals. The Company has entered into certain exclusive agreements with the VIE through Vimicro China which obligates Vimicro China to absorb a majority of the risk of loss from the VIE activities and entitles Vimicro China to receive a majority of residual returns. In addition, the Company has entered into certain agreements with the authorized individuals through Vimicro China, including loan agreements for the paid-in capital of the VIE, option agreements to acquire the equity interests in the VIE when permitted by the PRC laws, and share pledge agreements for the equity interests in the VIE held by the authorized individuals.

Based on these contractual arrangements, the Company consolidates the VIE in accordance with SEC Regulation S-X 3A-02, Accounting Standards Codification ("ASC") 810, Consolidation ("ASC 810"), because the Company holds all the variable interests of the VIE through Vimicro China, which is the primary beneficiary of the VIE. Despite the lack of majority ownership, there exists a parent–subsidiary relationship between the Company and VIE through the aforementioned agreements, whereby the equity holders of VIE effectively assigned all of their voting rights underlying their equity interest in the VIE to Vimicro China. In addition, through the other aforementioned agreements, the Company demonstrates its ability and intention to continue to exercise the ability to absorb substantially all of the profits and all of the expected losses of VIE. The carrying amounts of the total current assets and shareholder's equity of the VIE were $1,470 and $1,464, respectively.

In December 2010, the Company's Board of Directors approved the Company to dispose of 95% of the equity interest in Wuxi Vimicro Corporation ("Vimicro Wuxi"), which was formed by Vimicro China, to Beijing Zhongxing Tianshi Consulting Company ("VMF Consulting Company"), a related party owned by certain executives of the Company. As of December 31, 2010, the Company owns 5% of Vimicro Wuxi. The purpose of the disposal is to focus the Company's resources on the surveillance and security business by divesting certain non-core business lines. Vimicro Wuxi, the disposed of entity, contained the analog integrated circuit, MP4, advanced multimedia and blue tooth businesses (the "Non-core IC Businesses"). Accordingly, the results of operations of Vimicro Wuxi have been shown as "Discontinued Operations" in the consolidated statements of operations and comprehensive loss for the years ended December 31, 2009 and 2010.

In December 2011, the Company disposed of the mobile business to a newly established entity, Qingdao Vimicro Corporation ("Vimicro Qingdao"), a related party, which was 18% directly owned by Vimicro China, 19% owned by Vimicro Wuxi, 14% owned by VMF Consulting Company and 49% owned by two former key employees of mobile phone multimedia processor business ("mobile business"). Following the disposal, the mobile business will be regarded as a cost method equity investment by our company and will no longer be consolidated. The disposal transaction was completed in December 2011. Accordingly, the results of operations of mobile business have been shown as "Discontinued Operations" in the consolidated statements of operations and comprehensive loss for the years ended December 31, 2009, 2010 and 2011.

There have been no significant operations in Vimicro Shenzhen, Vimicro Shanghai, Vimicro Beijing, Vimicro Jiangsu and Vimicro Sky-Vision since their incorporation.

The Company and its controlled entities, including subsidiaries and variable interest entity are hereinafter collectively referred to as the "Group".

The Group designs, develops and markets semiconductor products with multimedia applications, including personal computer ("PC") camera multimedia processors and security processors. The Group also provides video surveillance and security products solutions and services. In addition, it is also involved in the packaging, testing and reselling of third party image sensors according to the Company's specifications. Product manufacturing, certain product packaging and testing are outsourced to third party vendors.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The consolidated financial statements of the Group have been prepared in accordance with the accounting principles generally accepted in the United States of America ("US GAAP").

The comparative consolidated statements of operations for the years ended December 31, 2009 and 2010 have been restated to reflect the operations discontinued during the year ended December 31, 2011, as if they had been discontinued from the start of the earliest period presented.

Principles of consolidation

The consolidated financial statements of the Group include the financial statements of the Company and its controlled operating entities including the subsidiaries and the variable interest entity.

Subsidiaries are those entities in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to govern the financial and operating policies; to appoint or remove the majority of the members of the board of directors; or to cast a majority of votes at the meeting of directors.

A variable interest entity is the entity in which the Company, through contractual arrangements, bears the risks of, and enjoys the rewards normally associated with ownership of the entity. Vimicro China is the primary beneficiary of the entity.

All significant inter-company transactions and balances, and any unrealized gains arising from inter-company transactions, are eliminated in consolidation.

Investment in unconsolidated affiliate

Investments in entities over which the Group holds between 20% and 50% of the equity interest, or over which the Group has significant influence but does not control are accounted for using the equity method of account. Equity accounting involves recognizing in the consolidated statement of operations the Group's share of the profit or loss for the year of the investment. Vimicro China held 50% equity interest in Shenzhen Haoxing Information Technology Corporation, which was liquidated in August 2009.

Investments in entities which the Group holds less than 20% of the investee's voting stock and does not exert significant influence is accounted for using the cost method of accounting. Cost accounting measures the original cost on the fair market value of the consideration at the acquisition date and adjusts for other-than-temporary declines in fair value. Cash dividends from the investee are reported as income by the investor. Vimicro China held a 5% equity interest in Vimicro Wuxi after the divesting of Non-core IC Business in December 2010. Vimicro China held a 18% direct equity interest in Vimicro Qingdao after the disposal of mobile business in December 2011.

Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting estimates reflected in the Group's consolidated financial statements mainly include useful lives of property, equipment and software and other long-lived assets, realization of deferred tax assets and uncertain tax positions, provision for doubtful accounts, write-down of inventories, determining the fair value of assets and liabilities in acquisition, share-based compensation expenses, estimated selling price for multiple element deliverables, goodwill and intangible assets, assumptions used in the valuation of the Non-core IC Business and mobile business.

From January 1, 2010, the Group revised estimated residual values for equipment and office furniture, motor vehicles and software from 10% to nil based on management's assessment. Changes in estimates are accounted for on a prospective basis, by amortizing related assets' current carrying values over their estimated useful lives without residual value. The effect of this change increased loss from continuing operations and net loss by approximately $473 in 2010 or $0.00 per basic and diluted ordinary shares for 2010 when compared to the results using original estimated residual values.

From January 1, 2010, the Group revised estimated useful life from eight years to five years for the software acquired from Visiondigi based on management's assessment. Changes in estimates are accounted for on a prospective basis, by amortizing the software's current carrying value over the revised estimated useful life. The effect of this change increased loss from continuing operations and net loss by approximately $26 or $0.00 per basic and diluted ordinary shares for 2010 when compared to the results using the original estimated useful life.

Concentration of risk

Business and economic risks

The Group's operating results are significantly dependent on its ability to develop and market products. The Group faces rapid technology advancement which requires the Group to continually improve the performance, features and reliability of its products. Inability of the Group to successfully develop and market its products as a result of competition or other factors would have a material adverse effect on the Group's business, financial condition and results of operations.

The Group operates in two segments: multimedia processors, and surveillance and security products from 2009. Revenues from multimedia processors, and surveillance and security products accounted for approximately 96% and 4%, 90% and 10%, 74% and 26% of total revenue in 2009, 2010 and 2011, respectively.

The Group depends on a few key customers for the majority of its sales, and the loss of or a significant reduction in orders from any of these customers would have a material adverse impact on its operating results. For the years ended December 31, 2009, 2010 and 2011 the top ten customers accounted for approximately 87%, 86% and 87% of total product revenue, respectively. The Group cannot assure that these customers will continue to purchase products from them.

The following table summarizes the customers who accounted for more than 10% of the total revenue of the Group for the years ended December 31, 2009, 2010 and 2011.

	Years ended December 31
	2009	2010	2011
Multimedia processors
Customer B	12%	13%	10%
Customer I	20%	16%	4%
Customer P	8%	18%	51%
Surveillance and security products
Customer S	4%	5%	12%

The Group relies on a few foundries for wafers and several companies for assembly and testing services for the existing products. The ability of each foundry to provide wafers is limited by the foundry's available capacity. Moreover, the price of wafers may fluctuate based on the available industry capacity. The Group does not have long-term supply contracts with any of these foundries or assembly and testing houses. Therefore, the Group cannot be certain that these foundries and assembly and testing houses will allocate sufficient capacity to satisfy its requirements. If the Group is not able to obtain the necessary foundry capacity and assembly and testing capacity to produce the required volume for its customers in a timely manner, both its relationships with the customers and operating results would be adversely affected.

Concentration of credit risk

Financial instruments that are potentially subject to credit risk consist of cash and cash equivalents, time deposits, temporarily restricted cash and accounts receivable. The carrying amounts of these financial instruments represent the maximum amount of loss due to credit risk. Deposits held with financial institutions were not protected by statutory or commercial insurance. In the event of bankruptcy of one of these financial institutions, the Company may be unlikely to claim its deposits back in full. The Company continues to monitor the financial strength of the financial institutions. The Company had $52.7 million in cash and cash equivalents, short-term time deposits and temporarily restricted cash as of December 31, 2011. Accounts receivable are typically unsecured and are derived from revenue earned from customers. The risk is mitigated by credit evaluations the Group performs on its ongoing credit evaluations of its customers' financial conditions and ongoing monitoring process of outstanding balances.

The following table summarizes the customers who accounted for more than 10% of the total accounts receivables as of December 31, 2010 and 2011:

	As of December 31
	2010	2011
Customer P	13%	20%
Customer V	13%	2%
Customer S	23%	53%
Customer U	11%	—

Currency convertibility risks

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People's Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market.

Foreign currency exchange risks

The value of the RMB against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in China's political and economic conditions and China's foreign exchange policies. Under the current policy, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies.

This change in policy has resulted in an appreciation of the RMB against the U.S. dollar in recent years.

A portion of our revenue and most of our operating expenses are denominated in RMB, while most of our revenue, cost of revenue and non-operating expenses are denominated in U.S. dollars and Hong Kong dollars, which are pegged to the U.S. dollar. The Group uses the U.S. dollar as the reporting currency for our financial statements. Fluctuations in exchange rates, primarily those involving the U.S. dollar, may affect our costs and operating margins as well as our net loss and comprehensive loss reported in U.S. dollars.

Fair value of measurements

ASC 820, Fair value measurement and Disclosure ("ASC820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The standard outlines a valuation framework and creates a fair value hierarchy. Although the adoption of ASC 820 did not impact the Group's financial position, results of operations, or cash flow, ASC 820 requires additional disclosures to be provided on fair value measurement.

ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Other inputs that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measure the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

The Group's financial instruments include cash and cash equivalents, short-term time deposits, temporarily restricted cash, marketable equity securities, accounts receivable, accounts payable, customer advances and deposits. The carrying amounts of the Group's cash and cash equivalents, time deposits and restricted cash approximate their fair value due to the short maturity of those instruments. Fair values for equity securities classified as available for sale securities are based upon quoted market prices. The carrying amounts of the Group's receivables and payables approximated their fair values as of the balance sheet dates due to their short maturities and the interest rates currently available.

In accordance with ASC 820, the Company measures marketable equity securities classified as available for sale at fair value on a recurring basis. These assets are classified within the Level 1 by the fair value hierarchy as they can be valued using quoted market prices.

The following table summarizes the nonrecurring fair value measurements for each class of assets as of and for the year ended December 31, 2011.

	Fair value measurement at the December 31, 2011 using
	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significance Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3) Total losses	Total losses
Nonrecurring fair value measurements
Property, equipment and software	14,266	—	—	14,266	(1,743)
Intangible assets	—	—	—	—	(2,674)
Goodwill	—	—	—	—	(2,182)

Property, equipment and software, intangible assets, goodwill were written down to their fair value of $14,266, nil and nil as of December 31, 2011, resulting in an impairment charge of $1,743,$2,674 and $2,182, respectively, which were aggregately included in the caption of "Assets impairment" for the year ended December 31, 2011 in the consolidated statements of operations and comprehensive loss. The Group utilized cost method under which 59% to 100% discounts were applied to quoted market price, depending on the expected remaining useful lives of such assets.

Cash and cash equivalents

Cash and cash equivalents represent cash on hand and deposits placed with banks or other financial institutions, which are payable on demand and have original maturities of three months or less.

Restricted cash

Restricted cash balances comprise cash in bank balances, which are restricted as to withdrawal or usage under the terms of certain contracts or under banking regulations.

Short-term time deposits

Short-term time deposits consist of deposits placed with financial institutions with original maturity terms of greater than three months, but less than one year.

Marketable equity securities

Marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses, net of tax, are recorded in accumulated other comprehensive income, a separate component of shareholders equity. Realized gains and losses and declines in value judged to be other-than-temporary, if any, on available-for-sale securities are recorded as gain/(loss) on disposal of available-for-sale securities and impairment of available-for-sale securities respectively under other income/(expense) in the consolidated statements of operations and comprehensive loss. The basis on which the cost of a security sold or the amount reclassified out of accumulated other comprehensive income into earnings is determined by the first in, first out method.

Inventories

Inventories are stated at the lower of cost or market. The cost is computed on a weighted-average basis. Adjustments are made to write down excess or obsolete inventories to their estimated realizable values.

Property, equipment and software

Property, equipment and software are stated at cost less accumulated depreciation and impairment loss.

Property, equipment and software are depreciated at rates sufficient to write off their costs less impairment loss, if any, over their estimated useful lives on a straight line basis. The Company does not take into consideration of the estimated residual values from January 1, 2010. The estimated useful lives are as follows:

Estimated useful lives

Equipment and office furniture	5 years
Mask and tooling	2 years
Motor vehicles	5 years
Purchased software	3 to 5 years
Leasehold improvements	Shorter of the lease term or the estimated useful lives

Expenditures for maintenance and repairs are expensed as incurred.

The gain or loss on the disposal of property, equipment and software is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the consolidated statements of operations and comprehensive loss.

All direct and indirect costs that are related to the construction of fixed assets and incurred before the assets are ready for their intended use are capitalized as construction in progress. Construction in progress is transferred to specific fixed assets items and depreciation of these assets commences when they are ready for their intended use.

Provision for doubtful accounts

Provisions are made against accounts receivable to the extent that collection is considered to be doubtful. Accounts receivable in the consolidated balance sheets are stated net of such provision, if any.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable net assets acquired in a business combination. Goodwill amount is not amortized but tested for impairment at the reporting unit level on an annual basis, or more frequently if events or changes in circumstances indicate that it might be impaired. The Company determined that it has two reporting units: multimedia processors and surveillance and security products. Goodwill arose from the acquisition of the ViSS business and is allocated to the surveillance and security products segment.

Intangible assets

Intangible assets with finite useful lives are amortized over their estimated useful lives using the straight-line method and carried at cost less accumulated amortization with no residual value. The estimated useful lives of intangible assets are reviewed at least annually. As of December 31, 2011, intangible assets have useful lives from the date of acquisition as follows:

Core technologies	15.3 years
Trade name	1.3 years
Purchased software	5 years

Impairment of long-lived assets

Impairment of property, plant and equipment and intangibles

The Group evaluates its long-lived assets or asset group including intangibles with finite lives for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying amount of a group of long-lived assets may not be fully recoverable. When these events occur, the Group valuates the impairment by comparing the carrying amount of the assets to future undiscounted cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group recognizes an impairment loss based on the excess of the carrying amount of the asset group over its fair value, generally based upon the market value for similar assets and discounted cash flows for property, equipment and software and intangibles, respectively.

Impairment of goodwill

In accordance with ASC 350, Intangibles, Goodwill and Other, goodwill is not amortized, but rather is tested for impairment at least annually or more frequently if there are indicators of impairment present. The goodwill testing utilizes a two-step impairment analysis, whereby the Group compares the carrying value of each identified reporting unit to its fair value. If the carrying value of the reporting unit is greater than its fair value, the second step is performed, where the implied fair value of goodwill is compared to its carrying value. The Group recognizes an impairment charge for the amount by which the carrying amount of goodwill exceeds its implied fair value.

Revenue recognition

The Group recognizes revenue from the sales of products and rendering of services when the earnings process has been completed, as evidenced by agreement with the customer, delivery of products and transfer of title has occurred, the fees are fixed or determinable and collectability is reasonably assured, as prescribed by ASC 605, Revenue recognition ("ASC 605").

Multimedia processors

Multimedia processor revenue derives from PC and embedded notebook camera multimedia processors, image sensors, and other products. Multimedia processors revenues are generally recorded net of business taxes and related surcharges provided all revenue recognition criteria have been met.

The Company use distributors for sales of multimedia processors. The Company enters into generally short term arrangements with its distributors, which on rare occasions may include certain obligations of the Company such as acceptance or price protection clauses. When the Company provides an acceptance provision to a distributor, revenue is not recognized until acceptance has been received. The Company does not have a history of providing refunds, discounts or other price concessions in connection with price protection clauses that the Company may provide to a distributor. The Company believes that such provisions are within the control of the Company and expects any benefits provided to the distributor to be insignificant. As such, the Company believes that it is able to reasonably estimate price concessions as remote, such that the price is fixed and determinable and revenue is recognized upon delivery of the product sold. The Company does not have any other post shipment obligations.

The cost of multimedia processor revenue primarily consists of costs associated with the fabrication of wafers, assembly, testing and shipping of our multimedia processors, amortization of costs associated with production masks and tooling and costs of third-party image sensors that the Group sells to its customers.

Surveillance and security products

The surveillance and security products are generally comprised of hardware with essential software and separate installation. The hardware and software components generally include a digital video recorder, camera, server, personal computers and the proprietary software of ViSS with other third party software that supports the operating system. The Company's software products are bundled together with hardware products so that the software components and non-software components function together to deliver the products' essential functionality. The Company markets and sells an integrated platform for a unified surveillance, storage and management solution. If the hardware does not contain the software, the surveillance and security solution cannot be separately marketed and sold to customers. In addition, the Company also provides installation services, which includes software testing and equipment set up for the monitoring room.

The hardware, software and installation in surveillance and security products arrangements are considered multiple accounting units in accordance with Accounting Standards Update ("ASU") No. 2009-13, Revenue recognition (Topic 605): Multiple-Deliverable Recognition Arrangement. The total arrangement consideration is allocated to the individual deliverables on the basis of their relative selling price.

Relative selling price method is based on the selling price of vendor-specific objective evidence ("VSOE") if available, third-party evidence ("TPE") if VSOE is not available, or management's estimated selling price ("ESP") if neither VSOE nor TPE is available for the delivered items. The Company uses the estimated selling price for each deliverable as neither VSOE nor TPE is available from the Company's relatively short history engaged in the surveillance and security business. The objective of ESP is to determine the price at which the Company would transact a sale if the deliverable were sold on a stand-alone basis.

The Company determines ESP for a deliverable based on the cost plus an estimated profit margin while considering multiple factors including, but not limited to, market conditions, competitive landscape, cost, gross margin objectives and pricing practices. For the hardware and the third-party software component, the Company purchases these items from third party suppliers. In reference to available market information on the price of hardware and third party software and with the Company's consideration of margins in negotiating the pricing, the Company establishes ESP for hardware and the third-party software component. Similarly, with respect to the Company's ViSS proprietary software, the Company makes reference to historical selling prices under ASB, however, noting differences between the historical ViSS business within ASB and the ViSS business within the Company. In connection with the installation service component, ESP is based on our internal costs structure and margin with respect to labor costs and market information.

The Group recognizes revenue from delivered hardware and software components after obtaining the shipping acceptance from customers and recognizes revenue from installation service after obtaining the acceptance from customers.

The cost of surveillance and security product revenue includes the cost of hardware and software, third-party hardware and software products, installation and other services and warranty cost.

Warranty obligation is provided based on estimated warranty payment when the underlying revenue is recognized.

Payments received from customers in advance of shipment are initially recorded as advances from customers and recorded as revenue after all the revenue recognition criteria have been met.

Research and development costs

Research and development ("R&D") costs are charged to expense as incurred.

Government grants

Government grants received from PRC government agencies are recognized as deferred government grants and offset against the corresponding expenses as and when they are incurred for the specific research and development projects or general operation purpose for which these grants are received.

Advertising costs

Advertising costs are charged to expense as incurred. Advertising costs were approximately $332, $396 and $780 for the years ended December 31, 2009, 2010 and 2011, respectively.

Income taxes

Current income taxes are provided on the basis of income for financial reporting purposes, adjusted for income and expense items which are not assessable or deductible for tax purposes, in accordance with the regulations of the relevant tax jurisdictions.

Deferred income taxes are provided for using the liability method. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the consolidated statements of operations and comprehensive loss in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company adopted the provisions of ASC740 Income Taxes ("ASC740") to clarify the accounting for uncertainty in income taxes. In accordance with the provisions of ASC 740, the Group recognizes in its financial statements the impact of a tax position if a tax return position or future tax position is "more likely than not" to prevail based on the facts and technical merits of the position. Tax positions that meet the "more likely than not" recognition threshold are measured at the largest amount of tax benefit that has a greater than fifty percent likelihood of being realized upon settlement. The Group estimates its liability for unrecognized tax benefits which are periodically assessed and may be affected by changing interpretations of laws, rulings by tax authorities, changes and/or developments with respect to tax audits, and expiration of the statute of limitations. The ultimate outcome for a particular tax position may not be determined with certainty prior to the conclusion of a tax audit and, in some cases, appeal or litigation process. The actual benefits ultimately realized may differ from the Company's estimates. The Company has elected to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations and comprehensive loss.

Foreign currency transactions and translation

The functional currencies of the Company and its subsidiaries are their respective local currencies. The reporting currency of the Group is the United States Dollar ("USD"). Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the date of the transactions. Monetary assets and liabilities denominated in foreign currencies are remeasured into the functional currency using exchange rates in effect at the balance sheet dates. These exchange differences are included in the consolidated statements of operations and comprehensive loss.

Those entities that use a different functional currency other than USD are translated into USD using the applicable exchange rates at balance sheet dates for assets and liabilities and average exchange rates are used for the statements of operations and comprehensive loss. Translation adjustments resulting from translation of these consolidated financial statements are reflected as foreign currency translation adjustment in accumulated other comprehensive income in the shareholders' equity.

Share-based compensation

The Company applies ASC 718 Compensation-Stock Compensation ("ASC 718"). Pursuant to ASC 718, the Company recognized share-based compensation over the requisite service periods for any share option and restricted share grants based on the fair values of share option and restricted share on the dates of grant. For the options that were repriced during the year ended December 31, 2008, in accordance with ASC 718, the Company recognized additional compensation cost for the excess of fair value of the modified share options issued over the fair value of the original share options at the date of the modification for all the original share options vested as of the modification date. The compensation cost due to the incremental fair value of the modified awards and the remaining balance of the unrecognized compensation cost for the unvested share options are recognized over the remaining requisite service periods of the modified awards. The Company does not receive any tax benefits or deductions from awards exercised.

The Company has elected to recognize compensation expense using the straight-line method for all employee equity awards granted with graded vesting based on service conditions provided that the amount of compensation cost recognized at any date is at least equal to the portion of the grant-date value of the options that are vested at that date. To the extent the required vesting conditions are not met resulting in the forfeiture of the share-based awards, previously recognized compensation expense relating to those awards are reversed. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent period if actual forfeitures differ from initial estimates. Share-based compensation expense is recorded net of estimated forfeitures such that expense was recorded only for those share-based awards that are expected to vest.

The Company accounts for share-based awards issued to non-employees in accordance with the provisions of ASC 718 and ASC 505-50 Equity-Based Payments to Non-Employees ("ASC 505-50"). Under ASC 505-50, the Company uses the Black-Scholes option pricing model method to measure the value of options granted to non-employees at each reporting date to determine the appropriate charge to share-based compensation.

Employee social security and welfare benefit plans

All Chinese employees of the Company's PRC subsidiaries participate in employee social security plans, including pension, medical, housing and other welfare benefits, organized and administered by relevant government authorities. The premiums and welfare benefit contributions that are borne by these entities are calculated based on percentages of the total salary of employees, subject to certain ceilings and are paid to the respective labor and social welfare authorities. The PRC government is responsible for the welfare benefit for the retired employees. The Group has no obligation for post retirement or other welfare benefits beyond the annual contributions.

The welfare benefits expenses were approximately $2,484, $3,578 and $5,334 for the years ended December 31, 2009, 2010 and 2011, respectively.

Profit appropriation

The PRC subsidiaries and VIE of the Group are required to make appropriations to statutory reserve funds based on after-tax net income, after recouping prior years' losses, determined in accordance with PRC GAAP.

Vimicro China is a wholly foreign-owned enterprise established in the PRC. In accordance with the "Law of the People's Republic of China on Enterprises Operated Exclusively with Foreign Capital", Vimicro China should set aside at least 10% of its net profit, after recouping prior years' losses, determined under PRC GAAP to a statutory reserve fund before distributions to investors.

The appropriation of the net profit to the statutory reserve fund must be made annually until the accumulated reserve fund exceeds 50% of Vimicro China's registered capital.

In accordance with the China Company Laws, the Company's VIE should set aside at least 10% of its net profit, after recouping prior years' losses, determined under PRC GAAP to a statutory reserve fund before distributions to investors. The appropriation of the net profit to the statutory reserve fund must be made annually until the accumulated reserve fund exceeds 50% of VIE's registered capital.

The PRC subsidiaries and VIE did not appropriate statutory reserve fund during the years ended December 31, 2009, 2010 and 2011 because of their losses.

Segment reporting

In accordance with ASC 280 Segment Reporting ("ASC 280"), segment reporting is determined based on how the Group's chief operating decision maker reviews operating results to make decisions about allocating resources and assessing performance for the Group. According to the management approach, the Group operates in two principal business segments from 2009, namely multimedia processors and, surveillance and security products. The Group does not allocate any assets to the two segments as management does not use this information to measure the performance of the reportable segments.

Comprehensive loss

Comprehensive loss is defined as the changes in equity of the Company during a period from transactions and other events or circumstances excluding transactions resulting from investments by owners and distributions to owners. Accumulated other comprehensive income of the Company consists of foreign currency translation adjustments and unrealized gain/ (loss) on available-for-sale securities.

Loss per share

The Group computes loss per share in accordance with ASC 260 Earning Per share ("ASC 260"). Basic net loss per share is computed by dividing net loss by the weighted-average number of ordinary shares outstanding during the period. Diluted net loss per share is computed by dividing net loss by the sum of the weighted-average number of ordinary shares outstanding and, if dilutive, the potential ordinary shares outstanding during the period.

The following table sets forth the computation of basic and diluted loss attributable to ordinary shareholders per share:

	Year ended December 31
	2009	2010	2011
Numerator:
Loss from continuing operations attributable to Vimicro International Corporation	(8,985)	(1,760)	(15,624)
Loss from discontinued operations attributable to Vimicro International Corporation	(9,782)	(16,884)	(12,576)

Net loss attributable to Vimicro International Corporation	(18,767)	(18,644)	(28,200)

Denominator (in number of shares):

Weighted-average ordinary shares outstanding - basic and diluted	143,182,200	147,815,985	145,123,889

Loss per share - basic and diluted
Continuing operations	(0.06)	(0.02)	(0.10)

Discontinued operations	(0.07)	(0.11)	(0.09)

Total loss per share - basic and diluted	(0.13)	(0.13)	(0.19)

The dilutive effect of outstanding stock options and restricted shares is reflected in diluted earnings per share by application of the treasury stock method. Potentially dilutive securities have been excluded from the computation of diluted loss per share if their inclusion is anti-dilutive.

There were 21,325,751, 22,109,023 and 28,646,437 share options and non-vested restricted shares outstanding as of December 31, 2009, 2010 and 2011, respectively, which were excluded from the computation of loss per share because of their anti-dilutive effect.

Operating leases

Rental payments under operating leases are charged to expense based on a straight- line method over the period of the leases.

Land use rights

Land use rights include prepayments towards acquisition and land use rights acquired. Land use rights acquired are stated at cost less accumulated amortization and impairment loss. Land use rights are amortized on a straight-line basis over their useful lives.

As of December 31, 2010 and 2011, the Company had land use rights that are amortized over the useful life up to 50 years.

Treasury stock

Treasury stock consists of shares repurchased by the Company that are no longer outstanding and are held by the Company. Treasury stock is accounted for under the cost method.

Recent accounting pronouncements

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 ("ASU 2011-04"), Fair Value Measurement ("ASC 820") which amends the fair value measurement guidance and includes some enhanced disclosure requirements. The most significant change in disclosures is an expansion of the information required for Level 3 measurements based on unobservable inputs. The standard is effective for fiscal years beginning after December 15, 2011. The Company will adopt ASU 2011-04 beginning January 1, 2012 and does not expect the adoption to have a material impact on its consolidated financial statements.

In June 2011, the Financial Accounting Standards Board issued ASU No. 2011-05 ("ASU 2011-05"), Comprehensive Income (Topic 220), Presentation of Comprehensive Income, which eliminates the current option to report other comprehensive income ("OCI") and its components in the statements of shareholders' equity. Instead, an entity will be required to present items of net income and OCI in one continuous statement or in two separate, but consecutive, statements. In December 2011, the FASB issued ASU No. 2011-12 ("ASU 2011-12"), Comprehensive Income (Topic 220), Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. This ASU defers the ASU 2011-05 requirement that companies present reclassification adjustments for each component of OCI in both net income and OCI on the face of the financial statements and the requirement to report reclassification adjustments in interim periods. The amendments in ASU 2011-05 and ASU 2011-12 should be applied retrospectively and are effective for fiscal years and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. The Company currently presents items of net income and OCI in one continuous statement and the adoption of ASU 2011-05 and ASU 2011-12 is not expected to have a material impact on the Company's consolidated financial statements.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
3.	DISCONTINUED OPERATIONS

In December 2010, the Company disposed of 95% of its equity interest in Vimicro Wuxi to VMF Consulting Company, a related party. The purpose of the transfer is to focus on the growing the surveillance and security business by divesting its Non-core IC Business reported under the multimedia processors segment. Transaction consideration of $1.7 million was established with the assistance of a third party valuation firm. As at December 31, 2011, the Group continued to own 5% of Vimicro Wuxi.

In order to focus on core PC and embedded notebook camera multimedia processor and surveillance and security businesses, while at the same time streamlining the Group cost structure, in December 2011, the Company disposed of mobile business to a newly established entity, Vimicro Qingdao, which was 18% owned by Vimicro China, 19% owned by Vimicro Wuxi, 14% owned by VMF Consulting Company and 49% owned by two former key employees of mobile business. Following the disposal, the investment in Vimicro Qingdao is accounted at cost less impairment and is not subject to consolidation. The disposal transaction was completed in December 2011.

The results of operations of Vimicro Wuxi and mobile business were separately presented on the consolidated statements of operations and comprehensive loss under "Discontinued Operations" for the years ended December 31, 2009, 2010 and 2011 which included:

	For the Year Ended December 31
	2009	2010	2011
Net revenue	20,857	24,870	7,856
Cost of revenue	(16,715)	(20,629)	(6,935)
Gross profit	4,142	4,241	921
Operating expenses	(14,365)	(21,335)	(10,665)
Net loss from operations before income tax	(10,223)	(17,094)	(9,744)
Income tax expense	441	664	(1,278)
Net loss from operations	(9,782)	(16,430)	(11,022)

Net loss on disposal*	—	(454)	(1,554)

Net loss	(9,782)	(16,884)	(12,576)

*	Net loss on disposal includes severence payments to the employees of nil, nil and $1,336 for the years ended December 31, 2009, 2010 and 2011, respectively.

Short-Term Time Deposits	12 Months Ended
Dec. 31, 2011
Short-Term Time Deposits [Abstract]
Short-Term Time Deposits
4.	SHORT-TERM TIME DEPOSITS

Short-term time deposits consist of deposits of $12,380 and nil with an original maturity of six months and an interest rate of 1.98% and nil per annum as of December 31, 2010 and 2011, respectively.

Restricted Cash	12 Months Ended
Dec. 31, 2011
Restricted Cash [Abstract]
Restricted Cash
5.	RESTRICTED CASH

Restricted cash of $4,958 represents amounts restricted as bidding deposits and government grant restricted as to withdrawal under certain terms as of December 31, 2010. Restricted cash of $3,520 represents amounts received as government grant restricted as to withdrawal under certain terms as of December 31, 2011.

Marketable Equity Securities	12 Months Ended
Dec. 31, 2011
Marketable Equity Securities [Abstract]
Marketable Equity Securities
6	MARKETABLE EQUITY SECURITIES

The marketable equity securities are classified as available-for-sale. The cost of the available-for-sale securities was $68 and nil and the aggregate fair value based on quoted market prices of the available-for-sale securities was $1,436 and nil as of December 31, 2010 and 2011, respectively. The Company recorded an unrealized gain of $484, $913, and $149 on its available-for-sale securities in other comprehensive income for the years ended December 31, 2009, 2010 and 2011 respectively. The Company sold certain available-for-sale securities and received the proceeds totaling $3,759, $387 and $1,585 in 2009, 2010 and 2011, respectively. The amount of gains reclassified out of accumulated other comprehensive loss into earnings was $2,461, $367 and $1,517 in 2009, 2010 and 2011, respectively.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories
7.	INVENTORIES

	As of December 31
	2010	2011
Inventories
Finished goods	7,453	13,579
Raw materials	6,004	4,577
Work in process	294	578

	13,751	18,734

The finished goods included consignment inventory of $156 and $830 as of December 31, 2010 and 2011, respectively.

Prepayments And Other Current Assets	12 Months Ended
Dec. 31, 2011
Prepayments And Other Current Assets [Abstract]
Prepayments And Other Current Assets
8.	PREPAYMENTS AND OTHER CURRENT ASSETS

	As of December 31
	2010	2011
Amounts due from employees	223	174
Hong Kong withholding tax refundable (Note 16(a))	980	988
Prepayments to suppliers and other third parties	1,821	806
Prepaid expenses	297	554
Other receivables	870	1,535

	4,191	4,057

Property, Equipment And Software, Net	12 Months Ended
Dec. 31, 2011
Property, Equipment And Software, Net [Abstract]
Property, Equipment And Software, Net
9.	PROPERTY, EQUIPMENT AND SOFTWARE, NET

	As of December 31
	2010	2011
Equipment and office furniture	10,870	11,714
Leasehold improvements	2,576	2,894
Mask and tooling	1,829	1,758
Motor vehicles	1,284	1,506
Purchased software	3,973	3,614
Construction in progress	2,185	9,891

	22,717	31,377
Less: accumulated depreciation	(13,117)	(15,368)
Impairment loss	—	(1,743)

	9,600	14,266

Depreciation expenses for the years ended December 31, 2009, 2010 and 2011 were $1,865, $2,798 and $3,997 respectively.

During the year ended December 31, 2011, the Group identified impairment indicators in connection with disposal of the mobile business and other obsolete assets related to the mobile business other than disposal. It was assessed that the future undiscounted cash flows for the property, equipment an software would be lower than its carrying amount. The Group assessed the fair value of the property, equipment an software by reference to the market value for similar assets and recognized an impairment charge, being the difference between the carrying value and the fair value of the equipment, amounting to $1,743. The impairment charge is included in the caption of "Assets impairment" in the consolidated statements of operations and comprehensive loss.

Land Use Rights	12 Months Ended
Dec. 31, 2011
Land Use Rights [Abstract]
Land Use Rights
10.	LAND USE RIGHTS

	As of December 31
	2010	2011
Cost:
Land use rights acquired	9,798	14,413
Prepayment for land use rights acquisition	11,235	7,694

	21,033	22,107
Less: accumulated amortization	(330)	(619)

	20,703	21,488

Amortization expenses for the years ended December 31, 2009, 2010 and 2011 were $43, $248 and $265, respectively.

Estimated amortization expense of the land use rights acquired as of December 31, 2011 for each of next five years is as follows:

$
For the years ending December 31,
2012	301
2013	301
2014	301
2015	301
2016 and thereafter	301

Goodwill And Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Intangible Assets [Abstract]
Goodwill And Intangible Assets
11.	GOODWILL AND INTANGIBLE ASSETS

In 2009, Vimicro Tianjin completed the acquisition of the ViSS business that resulted in goodwill of $2,019. Due to translation adjustment, the carrying amount as at December 31, 2010 was $2,082. The changes of goodwill are as below:

	As of December 31
	2010	2011
Balance as of January 1	2,019	2,082
Impairment losses	—	(2,182)
Foreign currency translation adjustment	63	100

Balance as of December 31	2,082	—

The Group assessed the fair value under the surveillance and security products reporting unit as of December 31, 2011 using the income-based valuation methodology. Under the income approach, forecasted cash flows of a business unit are discounted to a present value using a discount rate commensurate with the risks of those cash flows. Based on the results of the valuation, the assessed fair value was below the carrying value of the surveillance and security products reporting unit as of year end. The Group then performed a hypothetical purchase allocation using the fair value of the reporting unit and determined that the goodwill was fully impaired. As a result, the Group recognized a goodwill impairment charge of $2,182 for the year ended December 31, 2011 under the caption of "Assets impairment" in the consolidated statement of operations and comprehensive loss.

In 2009, the Group acquired intangible assets with a fair value of $3,065 and $1,098 in connection with the acquisition of the ViSS business and Visiondigi, respectively. The changes of intangible assets are as below:

	As of December 31, 2010
	Cost	Accumulated amortization	Impairment loss	Net
Core technology	2,319	(202)	—	2,117
Trade name	841	(841)	—	—
Software	1,130	(318)	—	812

	4,290	(1,361)	—	2,929

	As of December 31, 2011
	Cost	Accumulated amortization	Impairment loss	Net
Core technology	2,437	(403)	(2,034)	—
Trade name	884	(884)	—	—
Software	1,190	(550)	(640)	—

	4,511	(1,837)	(2,674)	—

The core technology and software were primarily used in the Mobile Business. Following the disposal of the Mobile Business in December 2011, the Company performed an impairment analysis and concluded that there would not be significant cash flows to be generated by these intangibles. Accordingly, the Company recorded an impairment charge of $2,674 for the year ended December 31, 2011 under the caption of "Assets impairment" in the consolidated statement of operations and comprehensive loss.

During the year ended December 31, 2009, 2010 and 2011, the amortization expenses of intangible assets were $344, $986 and $387, respectively.

Accrued Expenses And Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Expenses And Other Current Liabilities [Abstract]
Accrued Expenses And Other Current Liabilities
12.	ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	As of December 31
	2010	2011
Accrued salary and welfare expenses	3,712	3,729
Accrued professional fees	1,185	1,481
Payables to intellectual property suppliers	327	298
Payables to other suppliers	1,273	1,672
Payables to employees	70	87
Other accrued expenses	1,046	1,066

	7,613	8,333

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity
13.	SHAREHOLDERS' EQUITY

Ordinary shares

The Company's Amended and Restated Memorandum and Articles of Association authorize the Company to issue 500,000,000 shares with a nominal or par value of $0.0001 each.

Share repurchase program

On October 12, 2008, the Company announced a share repurchase program authorized by the Board of Directors with total share repurchase amounts up to $25,000.

The share repurchase for each of the three years ended December 31, 2011 is summarized in the table below. The shares repurchased by the Company were accounted for at cost and there was no reissuance of the shares as of December 31, 2011.

	ADS	Ordinary shares	Price per ADS (including brokerage commission)	Total consideration
2009	286,000	1,144,000	3.06 - 3.73	1,014
2010	322,200	1,288,800	3.40 - 3.81	1,172
2011	1,825,800	7,303,200	1.31 - 3.75	2,654

	2,434,000	9,736,000		4,840

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation
14.	SHARE-BASED COMPENSATION

Pursuant to ASC 718, the Company recognized share-based compensation over the requisite service periods for any share option and restricted share granted based on the fair values of share option and restricted share on the dates of grant. The fair value of restricted shares and ordinary shares are equal to the market value of the Company's common stock on the date of grant.

Share-based compensation expense recognized in 2009, 2010 and 2011 was $8,955, $4,063 and $2,421, respectively. No income tax benefit was recognized in the statements of operations and comprehensive loss for share-based compensation arrangements for the years ended December 31, 2009, 2010 and 2011, respectively, as no tax deduction was claimed.

The Company has three share option plans to honor the contributions of employees and non-employee consultants. The first plan is a discretionary share option plan adopted in March 2004 concurrent with the reorganization of the Company (the "Discretionary Plan"). The second share option plan was adopted in March 2004 (the "2004 Plan"). In November 2005, the third plan, the 2005 Share Incentive Plan (the "2005 Plan") was adopted to replace the 2004 Plan. The three share option plans have contractual life of 10 years from the date of grant.

Discretionary Plan:

Concurrent with the reorganization of the Company, the Company's shareholders approved the grant of share options to certain employees and non employees to honor the Company's promises to issue share options upon the formalization of the share capital and option structures of the Company.

A majority of the options granted under the Discretionary Plan have a vesting period of five years. Under the vesting schedule, 20% of the share options will vest one year after the grant date, and 10% of the share options shall vest semi-annually over the subsequent four years.

The Company recognized compensation expense of approximately $6, nil and nil for the years ended December 31, 2009, 2010 and 2011 respectively, in connection with the Discretionary Plan.

The share options issued under the Discretionary Plan were fully vested in 2009.

2004 Plan:

The 2004 Plan provides for the granting of share options to employees and non-employee consultants of the Company. The Company has reserved 12,541,080 ordinary shares for grant under the 2004 Plan.

A majority of the options granted under the 2004 Plan have a vesting period of five years. Under the vesting schedule, 20% of the share options will vest one year after the grant date, and 10% of the share options shall vest semi-annually over the next four years, or 1/60 of the shares options shall vest monthly over the subsequent four years.

The 2004 Plan was terminated in November 2005, and the remaining options available for grant were transferred to the 2005 Plan.

Employee options:

Under the 2004 Plan, the Company granted total of 10,006,600 share options to employees with an exercise price range of between $1.60 and $3.00.

The Company recognized compensation expenses of approximately $87, $68 and nil for the years ended December 31, 2009, 2010 and 2011.

Non-employee options:

Under the 2004 Plan, for the service of non-employee consultants, the Company granted a total of 664,800 share options to non-employees with an exercise price range of between $1.60 and $2.50.

The Company recorded consultancy fee expense with respect to research and development activities of approximately $15, $1 and nil for the years ended December 31, 2009, 2010 and 2011, respectively.

2005 Plan:

The 2005 Plan provides for the granting of share options and restricted shares to employees and non-employee consultants of the Company. The 3,065,505 share options which were not issued under the 2004 Plan were transferred to the 2005 Plan. Subsequently, another 10,000,000 shares were authorized for future grant.

Options granted thereafter are made under the 2005 Plan and no new options were granted under the 2004 Plan. The Company has reserved 13,065,505 ordinary shares for grant and authorized another 18,000,000 shares under the 2005 Plan as of December 31, 2011. The Board of Directors may terminate the 2005 Plan at any time at its discretion.

Employee options:

Options granted under the 2005 Plan have vesting periods of three years or five years. For options with three years vesting period, 1/3 of the share options will vest one year after the grant date and 1/6 shall vest semi-annually over the next two years.

For options with a five years vesting period, 20% of the share options will vest one year after the grant date, and 10% of the share options shall vest semi-annually over the next four years.

Under the 2005 Plan, the Company granted 20,682,152 share options to employees prior to 2011 and 8,496,000 share options during 2011 with an exercise price range of between $0.32 to $0.41.

The Company recognized $3,299, $3,373 and $2,126 in share-based compensation expense for the years ended December 31, 2009, 2010 and 2011, respectively.

Employee restricted shares:

Under the 2005 Plan, the Company granted 3,440,600 restricted shares as of December 31, 2011 to employees with vesting period between one and five years.

The Company recognized $465, $318 and $123 in share-based compensation expense for the years ended December 31, 2009, 2010 and 2011, respectively.

Non-employee options:

Under the 2005 Plan, as of December 31, 2011, for services provided by non-employee consultants, the Company granted 1,134,500 share options to non-employees with an exercise price range of between $1.11 and $4.55, there were no non-employee share options granted in 2011.

The Company recorded consultancy fee expense with respect to research and development activities of approximately $24, $18 and $4 for the years ended December 31, 2009, 2010 and 2011, respectively.

Non-employee restricted shares:

Under the 2005 Plan, the Company granted 200,000 restricted shares with a vesting period of three years and 30,000 restricted shares with a vesting period of one year to non-employees. The vesting schedule is that 1/36 of the restricted shares will vest each month and 100% vested in one year after the grant date, respectively.

The Company recognized nil for the year ended December 31, 2009, 2010 and 2011, respectively.

Option repricing under 2004 Plan and 2005 Plan:

On March 27, 2008, the Company repriced 10,072,100 outstanding options that it had previously granted to 13 employees in senior management under the 2004 Plan and 2005 Plan with original exercise prices ranging from $1.25 to $4.55 per share. The repriced exercise price, based on the closing price on March 27, 2008, was $0.70 per share. The Company believed that the repriced options would provide better incentives to senior management.

The Company recognized the re-pricing related share-based compensation expense of $341, $285 and $162 for the year ended December 31, 2009, 2010 and 2011, respectively.

Ordinary shares granted:

On June 30, 2009, the Company granted 9,827,404 ordinary shares to certain senior executives at the consideration of par value per share. The ordinary shares are subject to a four year transfer lock up restrictions with the release of 25% on each anniversary of the share grant date.

On July 31, 2009, the Company granted 40,000 ordinary shares at the consideration of par value of $0.0001 per share to one retired board member without any conditions.

In connection with these two grants of ordinary shares, the Company recognized compensation expense of $4,718 for the year ended December 31, 2009.

On July 31, 2011, the Company granted 4,000 ordinary shares at the consideration of par value of $0.0001 per share to one resigned senior executive without any conditions and recognized compensation expense of $2 for the year ended December 31, 2011.

Summary of share options granted to both employees and non-employees as of December 31, 2011 is presented below:

	Number of options	Weighted- average exercise price

Outstanding at December 31, 2010	21,838,523	1.01
Options granted	8,496,000	0.37
Options forfeited	(1,794,086)	1.16

Outstanding at December 31, 2011	28,540,437	0.81

Vested and expected to vest at December 31, 2011	18,082,117	1.01

Total intrinsic value of options exercised for the years ended December 31, 2009, 2010 and 2011 was $137, $250 and nil, respectively.

The aggregate intrinsic value and weighted-average remaining contractual life for share options vested and expected to vest at December 31, 2011 were $494 and 5.76 years, respectively.

The weighted-average grant date fair value of options granted for each of the years ended December 31, 2009, 2010 and 2011 was $0.42, $0.43 and $0.18, respectively.

As of December 31, 2011, total unrecognized share-based compensation expense related to share options was $1,823 under the straight-line method. The unrecognized share-based compensation expense is expected to be recognized over a weighted-average vesting period of 4.2 years. To the extent the actual forfeiture rate is different from the original estimate, actual share based compensation related to these awards may be different from the expectation.

Summary of restricted shares granted to both employees and non-employees as of December 31, 2011 is presented below:

	Number of restricted shares	Weighted average grant date fair value
Non-vested at December 31, 2010	270,500	1.10
Vested	(116,500)	1.39
Forfeited	(48,000)	0.48

Non-vested at December 31, 2011	106,000	1.03

As of December 31, 2011, total unrecognized share-based compensation expense related to restricted shares was $65. The unrecognized share-based compensation expense is expected to be recognized over a weighted-average vesting period of 2.26 years. To the extent the actual forfeiture rate is different from the original estimate, actual share-based compensation related to these awards may be different from the expectation.

The total fair value of shares vested during the year ended December 31, 2009, 2010 and 2011 was $5,182, $482 and $66, respectively.

There were no capitalized share-based compensation expenses for the years ended December 31, 2009, 2010 and 2011.

The following table summarizes information with respect to options outstanding as of December 31, 2011:

	Options outstanding				Options exercisable
Range of exercise price	Number of options outstanding	Weighted- Average Remaining Contractual life (years)	Weighted- average exercise price	Intrinsic value as of December 31, 2011	Number of options exercisable	Weighted- average remaining contractual life (years)	Weighted- Average Exercise Price	Intrinsic value as of December 31, 2011

0.01-0.38	9,550,008	8.02	0.32	497,290	2,060,008	2.17	0.14	457,290
0.40-0.63	2,503,700	5.77	0.52	—	1,407,700	2.74	0.59	—
0.68-0.97	11,931,534	4.99	0.73	—	10,212,144	4.40	0.71	—
1.00-1.39	737,770	5.83	1.25	—	609,040	5.56	1.27	—
1.47-1.60	1,123,375	3.16	1.59	—	1,109,525	3.13	1.59	—
1.73-2.10	394,550	3.68	1.93	—	390,300	3.67	1.93	—
2.27-2.59	983,500	4.38	2.50	—	977,600	4.38	2.50	—
2.75-2.82	801,000	4.23	2.80	—	801,000	4.23	2.80	—
3.00-3.37	266,000	4.23	3.13	—	266,000	4.23	3.13	—
4.22-4.55	249,000	4.30	4.44	—	249,000	4.30	4.44	—

	28,540,437	5.95	0.81	497,290	18,082,317	3.95	1.01	457,290

The estimated grant date fair values of each option outstanding for employees and non-employees range from $0 to $3.36 and $0.64 to $4.41, respectively. The Company estimates the grant date fair value of stock options using a Black-Scholes option-pricing model.

Employee grants:

The assumptions below are for options with 5 years vesting period after grant date.

	2009	2010	2011
Risk-free interest rates (%) (1)	3-3.30	1.31-2.35	1.33-1.75
Expected life (2)	6.4 years	5-5.8 years	5.7-5.8 years
Expected dividend yield (%) (3)	—	—	—
Expected volatility (%) (4)	65	51-54	50-51

(1)	The risk-free interest rate is based on the United States Treasury Bill for a term of 5 or 7 years which is approximately consistent with the expected life of the awards.
(2)	For 2009, the Company uses the simplified method to calculate the expected life of share options. From 2010, the Company calculates the expected life of share options based on historical record since the Company has sufficient historical exercise data.
(3)	The Company currently has no history or expectation of paying dividends on its ordinary shares.
(4)	The Company estimated volatility based on the historical volatilities of the Company.

Non-employee grants:

	2009	2010	2011
Risk-free interest rates (%) (1)	1.47-2.95	1.04-2.75	0.79-2.31
Expected life (2)	5 years	5 years	5 years
Expected dividend yield (%) (3)	—	—	—
Expected volatility (%) (4)	65	51-54	50-51

(1)	The risk-free interest rate is based on the United States Treasury Bill for a term of 5 years consistent with the expected life of the awards.
(2)	The Company uses the vesting term of 5 years as the expected life of share options for non-employees.
(3)	The Company currently has no history or expectation of paying dividends on its ordinary shares.
(4)	The Company estimated volatility based on the historical volatilities of the Company.

Research And Development Expenses	12 Months Ended
Dec. 31, 2011
Research And Development Expenses [Abstract]
Research And Development Expenses
15.	RESEARCH AND DEVELOPMENT EXPENSES

	Years ended December 31
	2009	2010	2011
Research and development	17,192	21,270	22,454
Less: research and development grants	(272)	(1,629)	(1,128)

Research and development, net	16,920	19,641	21,326

There is no assurance that the Company will continue to receive research and development grants.

Taxation	12 Months Ended
Dec. 31, 2011
Taxation [Abstract]
Taxation
16.	TAXATION

(a)	Income taxes

Income taxes of the Group are as follows:

	Years ended December 31
	2009	2010	2011
Current income tax (expense) / benefit	(572)	(908)	388
Deferred income tax benefit	40	158	473

Income tax (expense) / benefit	(532)	(750)	861

The components of income/(loss) before income taxes are as follows:

	Years ended December 31
	2009	2010	2011
Loss arising from China operations	1,355	2,160	(28,147)
Loss arising from non-China operations	(11,725)	(9,633)	(256)
- U.S.	25	33	45
- Hong Kong	(3,620)	(4,458)	2,259
- Cayman	(8,130)	(5,208)	(2,560)

Loss before taxes and loss of an unconsolidated affiliate subject to equity accounting	(10,370)	(7,473)	(28,403)

Income tax benefit relating to China operations	51	157	—
Income tax (expense) / benefit relating to non-China operations	(583)	(907)	861
- U.S.	(11)	1	(11)
- Hong Kong	(572)	(908)	872

	(532)	(750)	861

As of and for the three years ended December 31, 2011, no unrecognized tax benefits or interest and penalties have been recognized.

The Company's tax years from 2003 through 2011, are still open for examination in various tax jurisdictions. The Company does not anticipate any significant change within 12 months of this report date of its uncertain tax positions.

The People's Republic of China:

In March 2007, the National People's Congress adopted the New Enterprise Income Tax Law ("New EIT Law"), which became effective as of January 1, 2008. Under the New EIT Law, the enterprise income tax rate for domestic and foreign enterprises is unified at 25% and enterprises established prior to March 16, 2007 that were eligible for preferential tax treatment according to the previously effective PRC EIT Law for Foreign Investment Enterprises and Foreign Enterprises tax laws, administrative regulations and circulars with equivalent effect shall be subject to transitional rules to gradually change their rates to 25%. Certain qualified "high and new technology enterprise" may be entitled to a 15% preferential tax rate if they meet the definition of "high and new technology enterprise" set out in the Implementation Rules of the New EIT Law. In accordance with the Implementation Rules of the New EIT Law, the preferential tax rate treatments granted to PRC entities that previously qualified for "high and new technology enterprise" will not automatically be applicable under the new tax regime unless they qualify as a "high and new technology enterprise" pursuant to the New EIT Law, its Implementation Rules and relevant working guidance promulgated by the government authorities. Vimicro China was recognized as a "high and new technology enterprise" by the competent government authorities and under the New EIT Law, effective in 2008, it was entitled to a preferential tax rate of 15% for three years from January 1, 2008.

Under the New EIT Law, an enterprise established outside of the PRC with effective management located in the PRC is considered a Chinese tax resident enterprise and will be subject to the PRC enterprise income tax on its worldwide income. The Implementation Regulations of the New EIT Law further defines effective management as substantial and overall management and control over production and business operations, personnel, accounting and properties of an enterprise. If the PRC tax authorities subsequently determine that any of the entities in the Group registered outside PRC should be deemed a Chinese tax resident enterprise, they will be subject to a 25% PRC income tax rate on their worldwide income. Also, dividends distributed by these Group entities to their non-China resident shareholders may also be subject to China withholding tax of 10%.

Furthermore, under the New EIT Law, dividends payable by a foreign investment enterprise to its foreign non-resident enterprise investors shall be subject to a 10% withholding tax, unless such foreign investor's jurisdiction of incorporation has signed a tax treaty or arrangement for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income with China that provides for a reduced rate of withholding tax. The New EIT Law also provides that, if a resident enterprise directly invests in another resident enterprise, the dividends received by the investing resident enterprise from the invested enterprise are exempted from income tax, subject to certain conditions. A subsequent circular issued in January 2008 stipulates that no income tax will be payable on the distribution of earnings of foreign invested enterprises where the relevant earnings were generated prior to January 1, 2008 with dividends distribution declared in 2008 and beyond. However, the income tax withholding rate on earnings generated after December 31, 2007 will be 10% or the applicable treaty rate.

Vimicro China, as an advanced technology enterprise, is entitled to an extra 50% deduction on qualified R&D expenditures. However Vimicro China is required to obtain the approval from Beijing Municipal Science and Technology Commission to enjoy the R&D super deduction since year 2008. Vimicro China did not obtain the approval from the government authority in 2009 and 2010. Accordingly Vimicro China does not believe it is more likely than not that it can get the approval in 2011.

The composition of income tax expense relating to China operations is as follows:

	Years ended December 31
	2009	2010	2011

Deferred income tax benefit	51	157	—

Income tax benefit	51	157	—

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. In addition, no Cayman Islands withholding tax will be imposed on payments of dividends by the Company to its shareholders.

Moreover, the current EIT Law treats enterprises established outside of China with "effective management and control" located in China as PRC resident enterprises for tax purposes. The term "effective management and control" is generally defined as exercising overall management and control over the business, personnel, accounting, properties, etc. of an enterprise. The Company, if considered a PRC resident enterprise for tax purposes, would be subject to the PRC Enterprise Income Tax at the rate of 25% on its worldwide income for the period after January 1, 2008. the Company has no taxable income in 2011 after taking into consideration of the major tax reconciling items under the prevailing PRC EIT system including unpaid payroll balance, accrued expenses and stock option charges etc. As such, there would not be any PRC income tax exposure arising from this position. The Company will continue to monitor its tax status.

United States of America

Viewtel, the subsidiary incorporated in the United States of America, is subject to state income tax and federal income tax at different tax rates, depending upon taxable income levels. Viewtel had income tax expense of approximately $11, income tax benefit of approximately $1 and income tax expense of approximately $11 in 2009, 2010 and 2011, respectively.

Hong Kong

Subject to certain provisions of the Inland Revenue Ordinance in Hong Kong, a non-Hong Kong person or entity is subject to withholding tax on gross royalty income received or accrued for the use of or right to use certain intellectual property in Hong Kong. Additionally, the Hong Kong payer must withhold if the payer will seek a deduction in Hong Kong for the royalty. Where the royalty is paid to a related party and intellectual property in question has never been owned, wholly or in part, by a person carrying on a business in Hong Kong, the effective rate of withholding was 4.95% in 2009/10, 2010/11 and 2011/12. Vimicro Hong Kong makes royalty payments to Vimicro China for certain technologies licensed from Vimicro China. Vimicro Hong Kong withheld and paid over to the tax authorities in Hong Kong on behalf of Vimicro China certain amounts in respect of prior years. Upon approval by the relevant PRC tax authorities, the amount of withholding tax paid on royalty income to the Hong Kong tax authority can be treated as a foreign tax credit by Vimicro China. Thus, it can be used to offset the tax payable on the same source of income for PRC tax purpose.

Since the year of assessment 2005/2006 (for the assessment year ended December 31, 2005), Vimicro Hong Kong has filed non-taxable offshore claims in its Hong Kong profits tax returns. In December 2009, the Hong Kong Inland Revenue Department ("IRD") issued the Departmental Interpretation and Practice Notes No. 21(Revised) ("Revised DIPN21") to redefine the locality of profits. The Company believes it has technical grounds to claim that its profits are sourced offshore from Hong Kong and, where duly substantiated by documentation, it is more likely than not that Vimicro Hong Kong's offshore claim would be accepted by the Hong Kong Inland Revenue Department and the profits of Vimicro HK would therefore not be subject to Hong Kong profit tax. As a result, Vimicro HK would not require a deduction in Hong Kong for the royalty paid to Vimicro China.

Furthermore, to the extent that the intellectual property in question is not used in Hong Kong, Vimicro China would not be subject to Hong Kong withholding tax on the royalty income derived from Vimicro Hong Kong.

As a result of Vimicro Hong Kong changing its filing basis to offshore, a refund of the tax previously withheld and overpaid was applied for in respect of the years of assessment of 2004/05 and 2005/06. Accordingly, the Company recorded a withholding tax refundable of approximately $982 as of December 31, 2006. In addition, Vimicro Hong Kong reversed all tax account balances related to the onshore filing positions previously taken and recognized a tax benefit of $201 for the year ended December 31, 2006, as a result of changing its filing position. In November 2011, IRD accepted the filing basis for years of assessment 2005/06 to 2008/09.

Pursuant to relevant PRC tax rule, Vimicro Hong Kong is likely deemed to have a permanent establishment in Mainland China because Vimicro China conducted certain trading activities on behalf of Vimicro Hong Kong in China. Consequently the profits of Vimicro Hong Kong attributable to its permanent establishment in China are probably subject to income tax in PRC. On April 22, 2009, the State Administration of Taxation (the "SAT") issued the Notice Regarding the Determination of Chinese-Controlled Offshore Incorporated Enterprises as PRC Tax Resident Enterprises on the Basis of De Facto Management Bodies, or Circular 82, which provides certain specific criteria for determining whether the "de facto management body" of a Chinese-controlled offshore-incorporated enterprise is located in China. In addition, on August 3, 2011, the SAT issued a bulletin to make clarification in the areas of resident status determination, post-determination administration, as well as competent tax authorities. According to the Company's assessment, it is more likely than not that Vimicro Hong Kong would be deemed as a PRC tax resident by referring to the guidance provided by Circular 82. As a result, it will be subject to PRC EIT on its worldwide income at 25% on its worldwide income. Vimicro Hong Kong reversed accrual of PRC income tax expenses of $572 and $908 for the continuing operations for the years ended December 31, 2009 and 2010, and accrued $1,075 PRC income tax expenses for the continuing operations for the year ended December 31, 2011.

The following table sets forth the reconciliation between the statutory PRC EIT rate and the effective tax rate for the Group.

	Years ended December 31
	2009	2010	2011
Statutory tax rate	25%	25%	25%
Effect of preferential tax treatment	6%	8%	5%
Additional R&D deduction	—	—	—
Other permanent differences	(38%)	(30%)	(3%)
Change in tax rate	—	—	—
Change in valuation allowance	2%	(13%)	(29%)
Income tax in respect of prior years	—	—	5%

Effective income tax rate	(5%)	(10%)	3%

The tax holidays granted to the entities of the Company have no impact for the three years ended December 31, 2011 as the entities recorded losses during the years.

(b)	Deferred tax

The Group's significant components of deferred tax assets and liabilities as of year end are as follows:

	As of December 31
	2010	2011
Deferred tax assets
Provision for doubtful accounts and slow-moving inventories	86	808
Accrued expenses, payroll and others	309	533
Difference in tax basis from ViSS acquisition	445	1,088
Difference in R&D expenses capitalization	1,155	3,125
Loss arising from disposal of assets due to operation discontinued	688	223
Operating loss carry forwards	3,088	8,677
Others	164	1,884

Total deferred tax assets	5,935	16,338
Valuation allowance	(5,933)	(15,870)

Net deferred tax assets, current	2	468

Less: Current portion of deferred tax assets	(2)	(356)

Net deferred tax assets, non-current	—	112

Deferred tax liabilities
Differences in tax basis for property equipment and software, non-current	40	33

Total deferred tax liabilities	40	33

PRC

Subject to the approval of the relevant tax authorities, the Group has tax losses carried forward from its subsidiaries in China totaling approximately $39,270 as of December 31, 2011, of which $3,682, $10,044, $2,706 and $22,568 will expire in 2013, 2014, 2015 and 2016, respectively.

As of December 31, 2010 and 2011, valuation allowances of approximately $3,088 and $8,677 were provided mainly on the losses carried forward as it is more likely than not that the Group will not be able to utilize the loss carry-forwards before expiration.

USA

Viewtel had no material deferred tax assets and liabilities as of December 31, 2010.

Viewtel accrued a deferred tax liability of $33 for temporary difference between accounting basis and tax basis for property and equipment as of December 31, 2011.

Hong Kong

Vimicro Hong Kong accrued a deferred tax asset of $467 for temporary difference between accounting basis and tax basis for property, equipment and account receivable provision, as it is more likely than not that the Group will be able to realize it before expiration as of December 31, 2011.

(c)	PRC Value Added Tax ("VAT")

According to the value-added tax policy from the relevant tax authorities, the sales of integrated circuits (IC, including mono crystalline silicon chips) by Vimicro China is subject to an output VAT of 17%, while the purchase of products by Vimicro China is subject to an input VAT tax rate of 17%. VAT payable or receivable is the net difference between periodic output VAT and deductible input VAT. On November 5, 2008, the PRC State Council passed The Provisional Regulations of the People's Republic of China on Value-Added Tax ("New VAT Law"). In accordance with the New VAT Law and its Implementation Rules, which became effective as of January 1, 2009, input VAT on fixed asset purchases are included in the input VAT for VAT payable purposes.

(d)	PRC Business Tax ("BT")

According to PRC business tax policy, service income generally is subject to BT at 5%. Vimicro Corporation is entitled to BT exemption on income arising from or related to technology transfers provided these technology transfer agreements are registered with the relevant government agencies. Vimicro Corporation also has incidental customer technology service income, which is subject to BT at 5%.

In December 2008, the Ministry of Finance and State Administration of Taxation revised the Business Tax Detailed Implementation Rules, under which all entities or individuals that provide labor services within PRC are mandatory payers of BT and the "provision of labor services in China" is defined to mean where either the service provider or the service recipient is located in China. Accordingly the Company incurred additional business tax beginning January 1, 2009 primarily in connection with its PRC subsidiaries' procurement of overseas intellectual properties and the purchase of the research and development services from Viewtel by Vimicro China.

Related Party Transaction	12 Months Ended
Dec. 31, 2011
Related Party Transaction [Abstract]
Related Party Transaction
17.	RELATED PARTY TRANSACTION

The principal related parties with which the Group had transactions during the years presented are as follows:

Name of Related parties	Relationship with the Group
Ningbo Sunny Opotech Co. Ltd	Non-controlling shareholder of Visiondigi
Individual Shareholders of Visiondigi	Non-controlling shareholders of Visiondigi
Tianjin SAMC	Non-controlling shareholder of Vimicro Tianjin
Vimicro Wuxi	5% equity investee of the Company
VMF Consulting Company	Owned by certain executives of the Company
Vimicro Qingdao	18% direct equity investee of the Company

(a) The Group had the following related party transactions:

(1) In December 2010, the Company disposed of 95% of equity interest in Vimicro Wuxi to VMF Consulting Company, a related party. As a result, as at December 31, 2011, the Company owned 5% of Vimicro Wuxi after it finished the registration of change of ownership at the end of 2010. The purpose of the transfer is to focus on the new growing surveillance business by divesting the Non-core IC Business and land use rights.

Under the terms of the arrangement, VMF Consulting Company paid Vimicro China for cash consideration of $1.7 million and received $0.3 million from Vimicro China for services in connection with the disposal of equity interest in 2011.

(2) The non-controlling shareholders of Visiondigi extended a loan of RMB1,760 ($266) to Visiondigi in 2010 that was non-interest bearing. The loan balance was RMB963 ($145) as of December 31, 2010 and was fully repaid by December 31, 2011.

(3) The Group also had related party transactions for the years ended December 31, 2009, 2010 and 2011 summarized in below table.

	Years Ended December 31
	2009	2010	2011
Sales of goods:
Ningbo Sunny Opotech Co. Ltd	—	329	72
Vimicro Qingdao	—	—	4,193
Vimicro Wuxi	—	2,589	—
Purchase of inventories:
Ningbo Sunny Opotech Co. Ltd.	—	391	63
Technical Service fee rendered:
Vimicro Wuxi	—	175	—
Technical Service fee received:
Vimicro Wuxi	—	—	175
Loan from related parties:
Vimicro Wuxi	—	11,325	—
Repayment of loan from related parties:
Vimicro Wuxi	—	6,795	—
Proceeds from sale of equity interest in discontinued operation
VMF Consulting	—	—	1,734
Proceeds from disposal of assets in discontinued operation
Vimicro Wuxi	—	—	4,955

(b)	The Group had the following related party balances as of December 31, 2010 and 2011:

	As of December 31
	2010	2011
Amounts due from related parties:
Vimicro Qingdao	—	4,257
VMF Consulting Company	1,651	—
Vimicro Wuxi	8,751	477
Tianjin SAMC	59	97
Ningbo Sunny Opotech Co. Ltd	2	—
Individual shareholders of Visiondigi	2	—

Total	10,465	4,831

Amounts due to related parties:
Vimicro Wuxi	4,532	676
Individual shareholders of Visiondigi	145	—
Ningbo Sunny Opotech Co. Ltd	171	287

Total	4,848	963

Segment Reporting	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment Reporting
18.	SEGMENT REPORTING

Based on the criteria established by ASC 280 Segment Reporting, the Company has determined that the business segments that constitute its primary reporting segments are multimedia processors and surveillance and security products in accordance with the Group's organization and internal financial reporting structure. As no measures of assets by segment are reported and used by the chief operating decision makers, the Group has not made disclosure of total assets by reportable segment.

Summarized information by business segment for the years ended December 31, 2009, 2010 and 2011 is as follows:

	Year Ended December 31, 2009
	Multimedia processors	Surveillance and security products	Intersegment elimination*	Consolidated

Revenue	49,968	2,165	(19)	52,114
Cost of revenue	(33,892)	(1,310)	19	(35,183)

Gross profit	16,076	855	—	16,931
Unallocated operating expenses				(31,585)
Unallocated non-operating income, net				4,284
Loss before income tax expense				(10,370)

	Year Ended December 31, 2010
	Multimedia processors	Surveillance and security products	Intersegment elimination*	Consolidated

Revenue	69,146	7,839	(526)	76,459
Cost of revenue	(45,449)	(6,221)	553	(51,117)

Gross profit	23,697	1,618	27	25,342
Unallocated operating expenses				(35,353)
Unallocated non-operating income, net				2,538
Loss before income tax expense				(7,473)

	Year Ended December 31, 2011
	Multimedia processors	Surveillance and security products	Intersegment elimination*	Consolidated

Revenue	47,857	16,767	(968)	63,656
Cost of revenue	(30,714)	(13,186)	968	(42,932)

Gross profit	17,143	3,581	—	20,724
Unallocated operating expenses				(53,496)
Unallocated non-operating income, net				4,369
Loss before income tax expense				(28,403)

*	Intersegment eliminations relates to intra-group sales of surveillance products in 2009, 2010 and 2011.

The revenue presented below is attributed by country of domicile of the entity that recorded the revenue

	Years Ended December 31
	2009	2010	2011
Revenue distribution
Mainland China	3,318	8,937	16,694
Hong Kong	48,796	67,522	46,962

	52,114	76,459	63,656

The following table summarizes information regarding the distribution of long-lived assets by geographic region:

	As of December 31
	2010	2011
Long-lived assets
Mainland China	29,874	37,608
Hong Kong	1,468	760
U.S.A	251	198

	31,593	38,566

The following table summarizes the Group's revenues for each product class for the years ended December 31, 2009, 2010 and 2011 respectively:

	Years Ended December 31
	2009	2010	2011
Multimedia processor segment
PC camera multimedia products	36,802	52,999	41,535
Image sensors	12,101	14,666	5,439
Other products	1,065	1,481	883

Sub-total	49,968	69,146	47,857

Surveillance and security products segment	2,165	7,839	16,767
Intersegment elimination	(19)	(526)	(968)

Total	52,114	76,459	63,656

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies
19.	COMMITMENTS AND CONTINGENCIES

(a)	Operating lease commitments

The Group entered into various operating lease arrangements with various expiration dates relating to office facilities, corporate apartments and software for research and development. Future minimum lease payments for non-cancelable operating leases as of December 31, 2011 are as follows:

$
2012	3,056
2013	1,160
2014	166

4,382

As of December 31, 2011, the Group had no operating lease commitment beyond 2014.

Total rental expense amounted to approximately $1,647, $1,962 and $2,811 for the years ended December 31, 2009, 2010 and 2011, respectively.

(b)	Product purchase commitments

As of December 31, 2011, the Group had commitments to purchase products from suppliers that had not been recognized in the financial statements, of approximately $8,826 payable within one year.

(c)	Capital commitments

As of December 31, 2011, the Group had commitments to purchase fixed assets, that had not been recognized in the financial statements, of approximately $102 payable within one year.

(d)	Construction in progress

In May 2009, Vimicro Tianjin entered into a transfer agreement for land use rights with Tianjin Municipal Bureau of Land Resources and Housing Management, pursuant to which, in consideration of approximately RMB13.8 million ($2.1 million), Vimicro Tianjin acquired the land use right for approximately 34,418 square meters of land in Tianjin Economic Technology Development Area. The land will be the site of Vimicro Tianjin's office building and production facilities. Governmental authorities require us to obtain necessary governmental approvals for the proposed project.

Vimicro Tianjin has commenced the construction of a project for the research, development and production of digital high-definition security and surveillance products and solutions in 2009 and expects to complete the construction of the first building by the end of 2012. The estimated aggregate capital expenditure in connection with the project amounts to RMB270.7 million ($43.0 million), which the Company expect to finance through a credit facility obtained from the Tianjin Branch of China Construction Bank and our internal capital resources. Under the contracts, the Company will incur capital expenditures of $8,374, nil, $52, $432 and $432 in 2012, 2013, 2014, 2015 and beyond 2015, respectively. Direct costs related to the construction of $1,684 and $9,360 were capitalized as construction in progress for the years ended December 31, 2010 and 2011, respectively. Amounts of construction in progress will be transferred to property, plant and equipment upon the completion of the construction.

In June 2007, Vimicro Shenzhen entered into an agreement with Shenzhen Municipal Bureau of Land Resources and Housing Management, pursuant to which, in consideration of approximately RMB6.7 million ($1.0 million), Vimicro Shenzhen acquired the land use right for approximately 3,947 square meters of land in Shenzhen High-Tech Industrial Park. Vimicro Shenzhen originally planned to use the land to build an office building and accommodate a research and development center. According to the land use right transfer agreement, Vimicro Shenzhen was to complete construction of the site by June 22, 2009. As of June 2009, construction had not commenced. The relevant government agencies received Vimicro Shenzhen's construction extension application in June 2009 and have not granted the extension as of December 31, 2010 and 2011. Vimicro Shenzhen might be subject to the withdrawal of the land use rights with a refund of the land consideration after deduction of the monetary penalty amount should the local government agencies deny the application. The potential penalty, if any, cannot be reasonably estimated as of December 31, 2011.

In November 2007, Vimicro Shanghai entered into an agreement with Zhangjiang Semiconductor Industry Park Co., Ltd., pursuant to which, in consideration of approximately RMB42.2 million ($6.4 million), Vimicro Shanghai would acquire land use rights for approximately 21,123 square meters of land in Zhangjiang Hi-Tech Park, Shanghai. The Company originally planned to use this property as the site of a research and development center. The Company is required to obtain necessary governmental approvals for the proposed project.

(e)	Contingencies

In December 2007, Vimicro Jiangsu entered into an agreement with the Administrative Committee of Nanjing Xuzhuang Software Industry Base ("Xuzhuang Committee") and Nanjing Xuanwu District Management and Investment of State-Owned Assets Holdings (Group) Co., Ltd ("Xuanwu SAMC"). According to the land use right agreements entered by Vimicro Jiangsu, the construction of the proposed research and development center should commence prior to December 31, 2010. Vimicro Jiangsu has not received the land use right certificate and therefore cannot commence construction as of December 31, 2010 and 2011. Vimicro Jiangsu is in discussion with the relevant authorities on the extension of construction. However, the relevant government authorities might deny the request and impose penalties or fines for the construction delay. The potential penalty, if any, cannot be reasonably estimated as of December 31, 2011.

In December 2010, in an effort to divest certain land use rights, the Group entered into an agreement to dispose of our equity interest in Vimicro Shenzhen, Vimicro Shanghai and Vimicro Jiangsu to VMF Consulting Company for cash consideration, subject to government approvals. Upon government approvals, the Group expect to complete disposal of our equity interest in Vimicro Shenzhen, Vimicro Shanghai and Vimicro Jiangsu in 2012 or 2013, upon which the Group will no longer hold any equity interest in Vimicro Shenzhen, nor retain any potential liability.

In February 2010, Vimicro China entered into an agreement with Beijing Municipal Bureau of Land and Resources to acquire the land use right for approximately 5,047 square meters of land from the Beijing local government. Upon acquisition of the land, Vimicro China shall be responsible at its own cost for the land grounding work (including the relevant removal and relocation work) and infrastructure construction work (including the relevant construction of access to road, water, electricity, telecommunication, gas, etc.). The land will be the site of a new office building, which will become Vimicro China's new headquarters and accommodate a research and development center. The aggregate consideration for the acquisition of the land-use right is RMB39.1 million ($5.9 million). Pursuant to an agreement entered into in December 2006 between Vimicro China and Xinhua Agricultural Industrial & Commercial Co., or Xinhua Agricultural, the former holder of this land use right, Vimicro China shall transfer 35% of the total construction area of the same developed property to Xinhua Agricultural as compensation in kind for the expropriation of the land upon completion of the construction of the office building. Vimicro China submitted the application to land certificate and expected to obtain in 2013 before the construction officially starts. The proposed project is subject to governmental approval. Should the governmental authorities request us to modify the project, the land and construction site areas, as well as the total cost for the project, may change.

According to the agreement, the land should have been developed before August 31, 2010. In the event of delay, an application of extension should be submitted. The relevant government agency received Vimicro China's extension application and the extension remained subject to local government agency's approval as of December 31, 2011. Vimicro China might be subject to the monetary penalty should the local government agency deny the application. The potential penalty, if any, cannot be reasonably estimated as of December 31, 2011.

The construction plan of an office building of Vimicro China, indicates that the building will block the sunlight of a kindergarten. It is reasonably possible that Vimicro China will be subject to a claim for compensation by the kindergarten before the government approves the building construction. The potential compensation, if any, cannot be reasonably estimated as of December 31, 2011.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
20.	SUBSEQUENT EVENTS

In January 2012, the Company incorporated Vimicro Guiyang Corporation ("Vimicro Guiyang") through Vimicro Tianjin. Vimicro Guiyang is a limited liability company with an unlimited operating period. Vimicro Guiyang will focus on the design, manufacture and sales of security and surveillance products, as well as the execution and maintenance of local security and surveillance projects.

In March 2012, the Company signed an agreement for a $29.5 million asset-backed loan with China Construction Bank. The loan has a 5-year term with an annualized variable interest rate equal to 105% of the benchmark lending rate designated by the People's Bank of China. The loan will be mainly used for the funding of research and development activities and construction projects associated with security and surveillance business.

In connection with the agreement, Vimicro Tianjin has pledged as collateral the facility under construction and the underlying land use rights. Vimicro Beijing is a guarantor under the facility agreement.

Under the agreement, there are certain covenants that impose operating and financing restrictions on Vimicro Tianjin, which including restrictions from using the loan proceeds for other purposes; restrictions from creating additional security interests over assets, tangible or intangible, requirements to obtain prior written consent from the bank with respect to mergers or divestments, transfer of equity interests, investments or incurrence of material indebtedness by Vimicro Tianjin; and requirements to maintain certain financial ratios relating to the indebtedness and contingent liabilities of Vimicro Tianjin.

In addition, Vimicro Beijing also has agreed to certain negative covenants, including requirement to obtain prior written consent from the bank in connection with any additional guarantee provided by Vimicro Beijing deemed unaffordable by Vimicro Beijing and restrictions on undertaking significant corporate actions, in its capacity as a guarantor.

Condensed Financial Information Of The Company	12 Months Ended
Dec. 31, 2011
Condensed Financial Information Of The Company [Abstract]
Condensed Financial Information Of The Company
21.	CONDENSED FINANCIAL INFORMATION OF THE COMPANY

As of December 31, 2010 and 2011, the restricted net assets held by the Group's consolidated PRC subsidiaries and VIE exceeded 25% of the Group's consolidated net assets.

The separate condensed financial statements of the Company as presented below have been prepared in accordance with Securities and Exchange Commission Regulation S-X Rule 5-04 and Rule 12-04 and present the Company's investments in its subsidiaries under the equity method of accounting as prescribed in ASC 323 The Equity Method of Accounting for Investments in Common Stock ("ASC 323"). Such investment is presented as "Investment in subsidiaries" on the separate condensed balance sheets of the Company and share of its subsidiaries' profits or losses as "Share of net profits of subsidiaries" on the separate condensed statements of operations and comprehensive loss of the Company.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with US GAAP have been condensed and omitted. The footnote disclosures contain supplemental information relating to the operations of the Company, as such, these statements should be read in conjunction with the notes to the consolidated financial statements of the Company.

The Company did not have significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2010 and 2011.

Regulations in the PRC permit payments of dividends by the Company's PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Subject to certain cumulative limits, a statutory reserve fund requires annual appropriations of at least 10% of after-tax profit, if any, of the relevant PRC subsidiary. The statutory reserve funds are not distributable as cash dividends. As a result of these PRC laws and regulations, the Company's PRC subsidiaries are restricted in their abilities to transfer a portion of their net assets to the Company. As of December 31, 2010 and 2011, the balance of the Company's PRC subsidiaries' statutory reserves was approximately $2,782 and $2,782, respectively.

Foreign exchange and other regulation in the PRC may further restrict the Company's PRC subsidiaries from transferring funds to the Company in the form of dividends, loans and advances. The Company has approximately $69,786 and $38,355 of cash and bank deposits in the PRC as of December 31, 2010 and 2011, respectively, of which approximately $62,434 and $31,048 are denominated in RMB as of December 31, 2010 and 2011 respectively. The Company's PRC subsidiaries had restricted cash of $4,958 and $3,520 as of December 31, 2010 and 2011, respectively, which was denominated in RMB.

In addition, the registered capital of the Company's PRC subsidiaries is also restricted.

The Company had restricted net assets of approximately $80,800 and $64,512 as of December 31, 2010 and 2011, respectively.

BALANCE SHEETS

(Amounts expressed in thousands of U.S. dollars, except number of shares and per share data)

	As of December 31
	2010	2011
Assets

Current assets:
Cash and cash equivalents	3,183	2,057
Marketable equity securities	1,436	—
Amounts due from subsidiaries	66,144	64,303
Prepayments and other current assets, net	245	375

Total current assets	71,008	66,735
Investment in subsidiaries	43,536	19,774

Total assets	114,544	86,509

Liabilities and Shareholders' Equity

Current liabilities:
Accrued expenses and other current liabilities	1,215	1,103

Shareholders' equity:
Ordinary shares, $0.0001 par value. 500,000,000 shares authorized, 147,135,996 and 139,953,296 shares issued and outstanding as of December 31, 2010 and December 31, 2011, respectively	15	15
Additional paid-in capital	156,415	158,879
Treasury stock	(3,836)	(6,490)
Accumulated other comprehensive loss	12,383	12,850
Accumulated deficit	(54,430)	(82,630)
Statutory reserve	2,782	2,782

Total shareholders' equity	113,329	85,406

Total liabilities and shareholders' equity	114,544	86,509

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Amounts expressed in thousands of U.S. dollars, except number of shares and per share data)

	Years ended December 31
	2009	2010	2011
Operating expenses:
General and administrative	(1,996)	(1,752)	(1,815)

Loss from operations	(1,996)	(1,752)	(1,815)

Other income:
Interest income	60	12	—
Gain on disposal of marketable equity securities	2,461	367	1,517
Others, net	300	228	159

Loss before share of net loss of subsidiaries	825	(1,145)	(139)

Share of net loss of subsidiaries, net of taxes	(19,592)	(17,499)	(28,061)

Net loss	(18,767)	(18,644)	(28,200)

Other comprehensive income / (loss):

Foreign currency translation adjustment	48	1,503	1,835
Unrealized gain /(loss) on marketable equity securities	484	913	(1,368)

Comprehensive loss	(18,235)	(16,228)	(27,733)

STATEMENTS OF CASH FLOWS

(Amounts expressed in thousands of U.S. dollars, except number of shares and per share data)

	Years ended as of December 31
	2009	2010	2011
Cash flows from operating activities:
Net loss	(18,767)	(18,644)	(28,200)
Adjustments to reconcile net loss to net cash used in operating activities:
Share of net loss of subsidiaries	19,592	17,499	28,061
Gain on sale of marketable equity securities	(2,461)	(367)	(1,517)
Changes in assets and liabilities:
Amounts due from subsidiaries	(9,390)	(11,795)	1,841
Prepayments and other current assets	(41)	—	(130)
Accrued expenses and other current liabilities	20	891	(112)

Net cash used in operating activities	(11,047)	(12,416)	(57)

Cash flows from investing activities:
Purchase of marketable equity securities	(627)	—	—
Proceeds from disposal of marketable equity securities	3,759	387	1,585

Net cash proved by investing activities	3,132	387	1,585

Cash flows from financing activities:
Repurchase of shares	(1,014)	(1,172)	(2,654)
Proceeds from exercise of share options	36	78	—

Net cash used in financing activities	(978)	(1,094)	(2,654)

Net decrease in cash and cash equivalents	(8,893)	(13,123)	(1,126)

Cash and cash equivalents at beginning of year	25,199	16,306	3,183

Cash and cash equivalents at end of year	16,306	3,183	2,057